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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          FEBRUARY 2, 1999
                                                           ----------------

                           SOTHEBY'S HOLDINGS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   MICHIGAN
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                (State or Other Jurisdiction of Incorporation)


            1-9750                                    38-2478409
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     (Commission File Number)             (IRS Employer Identification No)


500 NORTH WOODWARD AVENUE SUITE 100
BLOOMFIELD HILLS, MICHIGAN                                       48304
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   (Address of Principal Executive Offices)           (Zip Code)


                                (248) 646-2400
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             (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



Exhibit Number                          Description
--------------                          -----------

      1          ----       Underwriting Agreement, dated as of February 2,
                            1999, among Sotheby's Holdings, Inc., Morgan Stanley
                            & Co. Incorporated, Chase Securities Inc., and
                            Merrill Lynch, Pierce, Fenner & Smith Incorporated

      4(a)       ----       Indenture, dated as of February 5, 1999, between
                            Sotheby's Holdings, Inc. and The Chase Manhattan
                            Bank as trustee

      4(b)       ----       Fixed Rate Note, dated February 5, 1999, made by
                            Sotheby's Holdings, Inc. in favor of Cede & Co.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOTHEBY'S HOLDINGS, INC.

Date: February 9, 1999                  By: /s/ John S. Brittain, Jr.
                                           -----------------------------------
                                            John S. Brittain, Jr.

                                        Its: Senior Vice President and Treasurer

                                       2
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                                 EXHIBIT INDEX




Exhibit Number                               Description
--------------                               -----------

     1         ---       Underwriting Agreement, dated as of February 2, 1999,
                         among Sotheby's Holdings, Inc., Morgan Stanley & Co.
                         Incorporated, Chase Securities Inc., and Merrill Lynch,
                         Pierce, Fenner & Smith Incorporated

     4(a)      ---       Indenture, dated as of February 5, 1999, between
                         Sotheby's Holdings, Inc. and The Chase Manhattan Bank as trustee

     4(b)      ---       Fixed Rate Note, dated February 5, 1999, made by
                         Sotheby's Holdings, Inc. in favor of Cede & Co.

                                       3